Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated October 21, 2020
The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses and Statement of Additional Information of the Fund listed below:
Invesco Master Event-Linked Bond Fund
This supplement amends the Summary and Statutory Prospectuses and Statement of Additional Information (“SAI”) of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement carefully in conjunction with the Summary Prospectus, Statutory Prospectus and SAI and retain it for future reference.
On October 20, 2020, the Board of Trustees of AIM Growth Series (Invesco Growth Series) (the “Board”) approved a Plan of Liquidation and Dissolution (the “Plan”), which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund will close to investments by new accounts after the close of business on October 22, 2020. Existing shareholders will continue to be able to invest in the Fund until the Fund is liquidated on or about January 13, 2021 (the “Liquidation Date”) as described below. Shareholders of the Fund may redeem their shares at any time prior to the Liquidation Date. The Fund reserves the right, in its discretion, to modify the extent to which sales of shares are limited prior to the Liquidation Date.
To prepare for the closing and liquidation of the Fund, the Fund’s portfolio manager will likely increase the Fund’s assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests. As a result, the Fund is expected to deviate from its stated investment strategies and policies and will no longer be managed to meet its investment objective. On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to each remaining shareholder equal to the shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved. The liquidation may be a taxable event to shareholders. Please consult your tax advisor about the potential tax consequences.
O-MELB-SUMSTATSAI-SUP
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